UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 28, 2004

Mercury Air Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7134	11-1800515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5456 McConnell Avenue, Los Angeles, California	90066

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 827-2737

Not Applicable

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Disclosure of Results of Operations and Financial Condition.

     On September 28, 2004 Mercury Air Group, Inc., ( the “Company”) issued a press release announcing, among other things, its financial results for the three- and twelve-month periods ended June 30, 2004. The press release is incorporated herein to this Form 8-K by reference and a copy of this press release is attached hereto as Exhibit 99.1.

     The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number

99.1	Press Release of Mercury Air Group, Inc., dated September 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY AIR GROUP, INC.

(Registrant)

Date September 30, 2004	By:	/S/ Robert Schlax
Robert Schlax
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release of Mercury Air Group, Inc., dated September 28, 2004.